Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
15. Income Taxes
For the years ended December 31, 2023 and 2022, the Company recorded current and deferred income tax expense of $0.3 million and $62 thousand, respectively. The Company’s effective tax rate of 0.6% differs from the U.S. statutory tax rate of 21.0% primarily as a result of the valuation allowance maintained against the Company’s net deferred tax assets.
For financial reporting purposes, loss from operations before income taxes includes the following components (in thousands):

	Year Ended December 31,
	2023	2022
Pretax loss:
United States	$(53,430)	$(42,722)
Foreign	5	(25)

Loss before income taxes	$(53,425)	$(42,747)

The components of our provision for income taxes during the two years ended December 31, 202
3
, consisted of the following (in thousands):

	Year Ended December 31,
	2023	2022
Current:
Federal	$316	$—
State	1	—
Foreign	1	62

Total current	318	62
Deferred:
Federal	$—	$—
State	—	—
Foreign	—	—

Total deferred	—	—

Total income tax provision	$318	$62

A reconciliation of income tax expense (benefit) computed at the statutory federal income tax rate to income taxes as reflected in the financial statements is as follows:

	Year Ended December 31,
	2023	2022
Federal income tax expense at statutory rate	21.0%	21.0%
State income taxes, net of federal benefit	5.9	6.9
Permanent differences	(1.2)	(0.4)
Convertible note revaluation	(1.8)	0.0
Research and development tax credits	3.1	4.1
Change in valuation allowance	(27.6)	(31.6)

Effective income tax rate	(0.6)%	—%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets and liabilities consisted of the following (in thousands):

	2023	2022
Deferred tax assets:
Federal net operating loss carryforwards	$13,412	$19,135
State net operating loss carryforwards	3,500	5,401
Contingent liability	14,876	—
Accruals and Reserves	818	659
Capitalized intangible assets	2,828	3,089
Tax credit carryforwards	5,762	4,745
Capitalized R&D expenditures	13,546	7,378
Lease liability	1,835	1,962
Stock compensation and other	544	318

Total gross deferred tax assets before valuation allowance	57,121	42,687
Less: Valuation allowance	(55,078)	(40,342)

Net deferred tax assets	2,043	2,345

Deferred tax liabilities:
Fixed assets	(339)	(483)
Right of use asset	(1,704)	(1,862)

Net deferred tax assets	$—	$—

The Company had
gross
 deferred tax assets before valuation allowances of $
57.1
 million and $
42.7

million as of December 31, 2023 and 2022, respectively, principally attributable to net operating losses, the contingent liability and capitalized R&D expenditures. The Company has provided a valuation allowance for the full amount of the deferred tax assets as, based on all available evidence, it is considered more likely than not that all the recorded deferred tax assets will not be realized in a future period. The Company recorded an increase to the valuation allowance of $
14.7

million during the year ended December 31, 2023 due primarily to the contingent liability related to the termination of Horizon agreements which was recorded in 2023.
As of December 31, 2023, the Company has $63.9 million of federal net operating loss carryforwards which can be carried forward indefinitely, and $55.4 million of state net operating loss carryforwards that expire at various dates beginning in 2040.
Subject to the limitations described below, as of December 31, 2023, the Company had federal and state research and development tax credit carryforwards of $4.3 million and $1.8 million, respectively available to reduce future tax liabilities which start to expire in 2038. The Company has generated federal and state research and development credits but has not conducted a study to document the qualified activity. This study may result in an adjustment to the Company’s research and development credit carryforwards; however, until a study is completed, and any adjustment is known, no amounts are being presented as uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the deferred tax asset established for the research and development credit carryforwards and the valuation allowance.
Realization of the future tax benefits is dependent on many factors, including the Company’s ability to generate taxable income within the net operating loss carryforward period. Under the provisions of the Internal Revenue Code, the net operating loss and tax credit carryforwards are subject to review and possible adjustment by the Internal Revenue Service (IRS) and state tax authorities. Net operating loss and tax credit carryforwards may become subject to an annual limitation in the event of certain cumulative changes in the ownership interest of significant shareholders over a three-year period in excess of 50%, as defined under Sections 382 and 383 of the Internal Revenue Code, respectively, as well as similar state provisions. This could limit the amount of tax attributes that can be utilized annually to offset future taxable income or tax liabilities. The amount of the annual limitation is determined based on the value of the Company immediately prior to the ownership change. As a result of ownership changes in the Company from its inception through December 31, 2023, the Company’s NOL and tax credit carryforwards allocable to the periods preceding each such ownership change could be subject to limitations under IRC Section 382, however the Company has not yet completed an IRC Section 382 study.
The Company files income tax returns in the United States, Australia and Massachusetts. The statute of limitations for assessment by the IRS and state tax authorities is closed prior to 2020, although carryforward attributes that were generated prior to tax year 2020 may still be adjusted upon examination by the IRS or state tax authorities if they either have been or will be used in a future period. The Company is currently not under examination by the IRS or any other jurisdictions for any tax years. The statute of limitations for assessment by the Australian Taxation Office is four years from the date of return filing. The Company is not currently under examination by the Australian Taxation Office for any tax years.
The Company’s current intention is to permanently reinvest the total amount of its unremitted earnings in the local international jurisdiction. As such, the Company has not provided for taxes on the unremitted earnings of its international subsidiary. As of December 31, 2023, the Company’s foreign subsidiary does not have any unremitted foreign earnings.
The Company establishes reserves for uncertain tax positions based on management’s assessment of exposures associated with tax positions taken on tax return filings. The tax reserves are analyzed periodically, and adjustments are made as events occur to warrant adjustments to the reserve.
As of December
31
,
2023
, the Company had
no
gross unrecognized tax benefits. During
2022
the Company amended its prior year tax filings and settled the $
1.4
 million unrecognized tax benefit that was previously recognized in the December
31
,
2021
reporting period. The
C
ompany does not expect the unrecognized tax benefits to change significantly over the next
12
months. The
C
ompany recognizes both interest and penalties associated with uncertain tax positions as a component of income tax expense. As of December
31
,
2023
, the Company has not accrued penalties and provisions for interest.